Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Other Intangible Assets [Abstract]
Disclosure of intangible assets and goodwill [text block]

Goodwill and Other Intangible Assets

Goodwill

Changes in Goodwill

The changes in the carrying amount of goodwill, as well as gross amounts and accumulated impairment losses of goodwill, for the years ended December 31, 2017, and December 31, 2016, are shown below by cash-generating units (“CGU”). As of January 1, 2016, the structure of the primary CGUs had been changed as a result of the reorganization of business operations under an amended segment structure. In the second quarter of 2017 and in accordance with the strategy announcement made on March 5, 2017, the Group’s business operations were reorganized under a new divisional structure, which also reconfigured the existing Global Markets, Corporate Finance and Global Transaction Banking businesses into a single division, Corporate & Investment Bank (CIB). A review of CIB confirmed the previous assessment of two separate CGUs. Consequently, the former primary CGUs “Global Markets” and “Corporate & Investment Banking” have been grouped as “Sales & Trading” (S&T) and “Global Transaction Banking, Global Capital Markets & Corporate Finance” (GTB, GCM & CF). Please also refer to Note 4, “Business Segments and Related Information” for more information regarding changes in the presentation of segment disclosures.

Goodwill allocated to cash-generating units

in € m.	Sales & Trading	Global Transaction Banking, Global Capital Markets & Corporate Finance	Private and Commercial Clients	Wealth Manage- ment	Postbank	Deutsche Asset Manage- ment	Non-Core Operations Unit [1]	Others	Total
Balance as of January 1, 2016	0	519	0	530	0	3,839	0	1	4,890
Goodwill acquired during the year	0	0	0	0	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0	0	0	0	0
Transfers	285	0	0	0	0	(285)	0	0	0
Reclassification from (to) “held for sale”	0	0	0	0	0	(12)	0	0	(12)
Goodwill related to dispositions without being classified as “held for sale”	0	0	0	0	0	0	0	0	0
Impairment losses[2]	(285)	0	0	0	0	(500)	0	0	(785)
Exchange rate changes/other	0	13	0	33	0	(37)	0	0	10
Balance as of December 31, 2016	0	532	0	564	0	3,006	0	1	4,103
Gross amount of goodwill	2,953	1,553	998	564	1,763	3,506	669	1	12,007
Accumulated impairment losses	(2,953)	(1,021)	(998)	0	(1,763)	(500)	(669)	0	(7,904)
Balance as of January 1, 2017	0	532	0	564	0	3,006	0	1	4,103
Goodwill acquired during the year	0	0	0	0	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0	0	0	0	0
Transfers	6	(6)	0	0	0	0	0	0	0
Reclassification from (to) “held for sale”	0	(3)	0	0	0	0	0	0	(3)
Goodwill related to dispositions without being classified as “held for sale”	0	0	0	0	0	(6)	0	0	(6)
Impairment losses[2]	(6)	0	0	0	0	0	0	0	(6)
Exchange rate changes/other	0	(52)	0	(22)	0	(231)	0	0	(306)
Balance as of December 31, 2017	0	471	0	541	0	2,768	0	1	3,782
Gross amount of goodwill	2,780	1,485	1,077	541	2,086	3,232	0	1	11,203
Accumulated impairment losses	(2,780)	(1,014)	(1,077)	0	(2,086)	(464)	0	0	(7,422)

[1]Includes primary CGUs NCOU Wholesale Assets and NCOU Operating Assets. From 2017 onwards, the NCOU ceased to exist as a standalone division. Accordingly, in 2017 the gross balances for goodwill and accumulated impairments of the former NCOU CGUs have been allocated among other primary CGUs.

[2] Impairment losses of goodwill are recorded as impairment of goodwill and other intangible assets in the income statement.

In addition to the primary CGUs, the segment CIB includes goodwill resulting from the acquisition of a nonintegrated investment which is not allocated to the respective segment’ primary CGU. Such goodwill is summarized as “Others” in the table above.

In 2017, changes in goodwill mainly reflected exchange rate fluctuations, predominantly related to the translation of goodwill held in USD.

In 2016, changes in goodwill mainly included impairments of € 785 million in Sales & Trading (S&T) (€ 285 million) and Deutsche AM (€ 500 million). The impairment in S&T was the result of a transfer of certain businesses from Deutsche AM to S&T in the second quarter 2016. The transfer resulted in the reassignment of € 285 million of goodwill from Deutsche AM based on relative values in accordance with IFRS. The subsequent impairment review of S&T led to an impairment loss of € 285 million of the reassigned goodwill. The goodwill impairment in Deutsche AM was recorded in the fourth quarter 2016 in relation to the sale of the Abbey Life business and the formation of a disposal group held for sale. Immediately before its initial classification as a disposal group, the carrying amounts of all assets and liabilities included in the Abbey Life disposal group were measured and recognized in accordance with applicable IFRS. With the sale of Abbey Life to close for an amount lower than its carrying amount, the proportion of Deutsche AM CGU goodwill attributable to the Abbey Life business was not expected to be recovered upon sale of the disposal group. Accordingly, the allocated goodwill amount of € 500 million as well as other intangible assets (value of business acquired, VOBA) of € 515 million included in the disposal group were considered impaired and written-off through Impairment of goodwill and other intangible assets.

In 2015, changes in goodwill (other than those related to exchange rate changes) mainly included impairments of € 4,933 million recorded in the third quarter 2015. These were reported in the former CGUs CB&S (€ 2,168 million) and PBC (€ 2,765 million). Following the re-segmentation of the Group in the first quarter 2016, the impairment amounts were restated to the amended segments/CGUs GM/CIB and PW&CC/Postbank, based on the goodwill balances related to these business units prior to the third quarter 2015 impairment. Accordingly, of the impairment amount of € 4,933 million, € 1,568 million were allocated to former CGU GM, € 600 million to former CGU CIB, € 1,002 million to PCC and € 1,763 million to Postbank. These charges had been the result of the goodwill impairment test conducted in the third quarter 2015. The test was triggered by the further substantiation of our strategy in the third quarter 2015, largely driven by the impact of the then expected higher regulatory capital requirements for both former segments CB&S and PBC as well as the disposal expectations in PBC. In connection with the sale of the Canadian port operations of Maher Terminals, goodwill of € 138 million was allocated to the disposal group classified as held for sale in the first quarter 2015.

Goodwill Impairment Test

For the purposes of impairment testing, goodwill acquired in a business combination is allocated to CGUs. On the basis as described in Note 1 “Significant Accounting Policies and Critical Accounting Estimates”, the Group’s primary CGUs are as outlined above. “Other” goodwill is tested individually for impairment on the level of each of the nonintegrated investments. Goodwill is tested for impairment annually in the fourth quarter by comparing the recoverable amount of each goodwill-carrying CGU with its carrying amount. In addition, in accordance with IAS 36, the Group tests goodwill whenever a triggering event is identified. The recoverable amount is the higher of a CGU’s fair value less costs of disposal and its value in use.

The annual goodwill impairment tests conducted in 2017 and 2016 did not result in an impairment loss on the Group’s primary goodwill-carrying CGUs as the recoverable amounts of these CGUs were higher than the respective carrying amounts.

A review of the Group’s strategy or certain political or global risks for the banking industry such as a return of the European sovereign debt crisis, uncertainties regarding the implementation of already adopted regulation and the introduction of legislation that is already under discussion as well as a slowdown of GDP growth may negatively impact the performance forecasts of certain of the Group’s CGUs and, thus, could result in an impairment of goodwill in the future.

Carrying Amount

The carrying amount of a primary CGU is derived using a capital allocation model based on the Shareholders’ Equity Allocation Framework of the Group (please refer to Note 4, “Business Segments and Related Information” for more details). The allocation uses the Group’s total equity at the date of valuation, including Additional Tier 1 Notes (“AT1 Notes”), which constitute unsecured and subordinated notes of Deutsche Bank and which are classified as Additional equity components in accordance with IFRS. Total equity is adjusted for specific effects related to nonintegrated investments, which are tested separately for impairment as outlined above, and for an add-on adjustment for goodwill attributable to noncontrolling interests.

Recoverable Amount

The Group determines the recoverable amounts of its primary CGUs on the basis of fair value less costs of disposal (Level 3 of the fair value hierarchy) and employs a discounted cash flow (DCF) model, which reflects the specifics of the banking business and its regulatory environment. The model calculates the present value of the estimated future earnings that are distributable to shareholders after fulfilling the respective regulatory capital requirements. The recoverable amounts also include the fair value of the AT1 Notes, allocated to the primary CGUs consistent to their treatment in the carrying amount.

The DCF model uses earnings projections and respective capitalization assumptions based on five-year financial plans as well as longer term expectations on the impact of regulatory developments, which are discounted to their present value. Estimating future earnings and capital requirements involves judgment and the consideration of past and current performances as well as expected developments in the respective markets, and in the overall macroeconomic and regulatory environments. Earnings projections beyond the initial five-year period are, where applicable, adjusted to derive a sustainable level and the cash flow to equity is assumed to increase by or converge towards a constant long-term growth rate of up to 3.2% (2016: 2.8%). This is based on projected revenue forecasts of the CGUs as well as expectations for the development of gross domestic product and inflation, and is captured in the terminal value.

Key Assumptions and Sensitivities

Key Assumptions: The DCF value of a CGU is sensitive to the earnings projections, to the discount rate (cost of equity) applied and, to a much lesser extent, to the long-term growth rate. The discount rates applied have been determined based on the capital asset pricing model and comprise a risk-free interest rate, a market risk premium and a factor covering the systematic market risk (beta factor). The values for the risk-free interest rate, the market risk premium and the beta factors are determined using external sources of information. CGU-specific beta factors are determined based on a respective group of peer companies. Variations in all of these components might impact the discount rates.

Primary goodwill-carrying cash-generating units

Discount rate (post-tax)
	2017	2016
Global Transaction Banking, Global Capital Markets & Corporate Finance	8.8%	8.8%
Wealth Management	9.1%	8.4%
Deutsche Asset Management	10.0%	9.9%

Management determined the values for the key assumptions in the following table based on a combination of internal and external analysis. Estimates for efficiency and the cost reduction program are based on progress made to date and scheduled future projects and initiatives.

Primary goodwill- carrying cash-generating unit	Description of key assumptions	Uncertainty associated with key assumptions and potential events/circumstances that could have a negative effect
Wealth Management

- Strategy continuously informed by market trends and developments, including global wealth creation and concentration, digitalization, aging population, transfer to next generation, product trends as well as competitor activity and benchmarking

- Focus shifting from protect and transform agenda increasingly towards growth (eg. aspiration to hire >100 FTE front-office)

- Continued focus on expanding business with high net worth and ultra high net worth clients with strong coverage in selected developed and emerging markets

- Building out of global discretionary portfolio management and investment advisory solutions as well as increasing revenues from collaboration between divisions (esp. CIB)

- Continue to deploy balance sheet for WM lending proposition

- Extend home market leadership in Germany combined with strong organic growth strategy in Asia/Pacific, selected EMEA markets (e.g. UK, MEA) and Americas

- Ambition to increased market share in the fragmented competitive landscape

- Benefiting from cost savings coming through from operating platform optimization and transformation measures

- Targeted investment in further platform enhancements, investment solutions and building out digital capabilities

- Major industry threats, i.e., market and exchange rate volatility, sovereign debt burden, increasing costs from compliance of upcoming regulations, technological developments

- Continued low interest rate environment

- Investors continue to hold assets out of the markets, retreat to cash or simpler, lower fee products, and reduce trading activity

- Business/execution risks, i.e., under achievement of net new money targets from market uncertainty, franchise instability, DB reputation, loss of high quality relationship managers

- Difficulties in executing organic growth strategies through certain restrictions, e.g., unable to hire relationship managers, longer product development cycle

- Cost savings following efficiency gains and expected IT/process improvements are not realized to the extent planned

Deutsche Asset Management

-Deliver strong investment product performance

-Expand product suite in growth areas (e.g., alternatives, multi-asset, passive, ESG investment schemes) while rationalizing non-core strategies

-Consistent net flows leveraging market share leadership in Germany and the rest of Europe and continued growth in Asia/Pacific and Americas

-Diversification of intermediary coverage toward high growth channels and deployment of digital solutions to serve new channels

-Further efficiency through improved core operating processes, platform optimization and product rationalization

- Anticipated margin compression from regulation
(MIFID II)

-Challenging market environment and volatility unfavorable to our investment strategies

- Unfavorable margin development and adverse competition levels in key markets and products beyond expected levels

-Business/execution risks, e.g., under achievement of net flow targets from market uncertainty, loss of high quality client facing employees, lower than expected efficiency gains

-Uncertainty around regulation and its potential implications not yet anticipated

Global Transaction Banking, Global Capital Markets and Corporate Finance

- Maximizing client driven franchise offering suite of investment banking products in Debt and Equity Origination as well as Advisory combined with Trade, Cash, and Trust, Agency and Security Services in transaction banking

- Macroeconomic outlook is positive with key economies in Europe supporting trade growth and interest rate increase, supporting the growth in Cash and Trade businesses

- Advisory assumes rebuilding sector gaps in Coverage teams, improving in sell-side mix and increasing coverage of cross border M&A deals

- Debt and Equity Origination fee pool expected to remain elevated. Equity markets valuation, positive macro outlook and particularly in Debt where a refinancing maturity wall is expected through the medium term

- Mitigate regulatory driven Capital increases through portfolio management and re-investing to enhance return through chosen client segments and relationships

- Recalibrating incentive model structure to drive revenues with clients that generate higher returns through greater product density

- Continued investment into technology improvements and platform enhancements; self-funded through internal cost efficiencies

- Macro environment remains challenging, particularly in Europe

- Risk from the exit process of the U.K. from the European Union

- Initiatives to optimize the portfolio through resource re-allocation may not generate the expected revenue growth and reductions in the client, country and product perimeter may have a greater than expected impact on revenues

- Further potential margin compression

- Decline in costs expected from strategic initiatives does not materialize in the planned time frame

- Potential adverse macroeconomic and geopolitical developments impacting trade volumes, interest rates and foreign exchange movements

- Resource constrains in the form of capital, headcount and technology investment, impacting the potential to generate expected level of returns

Sensitivities: In order to test the resilience of the recoverable amount, key assumptions used in the DCF model (for example, the discount rate and the earnings projections) are sensitized. Management believes that reasonable possible changes in key assumptions could cause impairment losses in GTB, GCM & CF and WM, for which the recoverable amounts exceeded the respective carrying amounts by 18 % or € 2.5 billion (GTB, GCM & CF) and 18 % or € 0.5 billion (WM).

Change in certain key assumptions to cause the recoverable amount to equal the carrying amount

Change in Key Assumptions	GTB, GCM & CF	DeAM	WM
Discount rate (post tax) increase
from	8.8%	0%	9.1%
to	10.4%	0%	9.9%
Projected future earnings in each period	(14) %	0%	(9) %
Long term growth rates	N/M	0%	0.6%

N/M – Not meaningful, as a rate of 0 % would still lead to a recoverable amount in excess of the carrying amount.

Other Intangible Assets

Changes of other intangible assets by asset classes for the years ended December 31, 2017, and December 31, 2016

	Purchased intangible assets								Internally generated intangible assets	Total other intangible assets
	Unamortized			Amortized					Amortized
in € m.	Retail investment management agreements	Other	Total unamortized purchased intangible assets	Customer- related intangible assets	Value of business acquired	Contract- based intangible assets	Software and other	Total amortized purchased intangible assets	Software
Cost of acquisition/manufacture:
Balance as of January 1, 2016	1,061	440	1,501	1,559	941	795	1,112	4,407	4,846	10,755
Additions	0	0	0	27	0	0	49	76	1,499	1,575
Changes in the group of consolidated companies	0	0	0	(155)	(806)	0	(13)	(974)	0	(975)
Disposals	0	0	0	1	0	0	148	149	123	272
Reclassifications from (to) “held for sale”	0	0	0	0	0	(747)	(203)	(950)	0	(950)
Transfers	0	0	0	0	0	0	65	65	(29)	36
Exchange rate changes	33	0	33	1	(135)	22	9	(103)	42	(28)
Balance as of December 31, 2016	1,094	440	1,534	1,431	0	70	871	2,372	6,235	10,140
Additions	0	0	0	15	0	0	48	63	1,360	1,423
Changes in the group of consolidated companies	0	0	0	0	0	0	(35)	(35)	(171)	(206)
Disposals	0	0	0	0	0	0	21	21	121	142
Reclassifications from (to) “held for sale”	0	0	0	(6)	0	0	0	(6)	0	(6)
Transfers	0	(0)	(0)	1	0	0	50	51	(42)	9
Exchange rate changes	(131)	(1)	(132)	(77)	0	0	(12)	(89)	(237)	(457)
Balance as of December 31, 2017	963	439	1,402	1,364	0	70	901	2,335	7,024	10,761
Accumulated amortization and impairment:
Balance as of January 1, 2016	268	418	686	1,476	300	429	893	3,098	1,782	5,567
Amortization for the year	0	0	0	39	37	24	36	136	679	815 [1]
Changes in the group of consolidated companies	0	0	0	(155)	(808)	0	(15)	(978)	(10)	(988)
Disposals	0	0	0	1	0	0	146	147	99	246
Reclassifications from (to) “held for sale”	0	0	0	0	0	(359)	(94)	(453)	0	(453)
Impairment losses	0	6	6	0	515	0	0	515	60	580 [2]
Reversals of impairment losses	0	0	0	0	0	39	10	49	0	49 [3]
Transfers	0	0	0	3	0	0	45	48	(20)	28
Exchange rate changes	8	0	8	1	(43)	10	6	(26)	26	7
Balance as of December 31, 2016	276	424	700	1,363	0	65	715	2,143	2,418	5,261
Amortization for the year	0	0	0	34	0	4	27	65	870	935 [4]
Changes in the group of consolidated companies	0	0	0	0	0	0	(35)	(35)	(171)	(206)
Disposals	0	0	0	0	0	0	18	18	81	99
Reclassifications from (to) “held for sale”	0	0	0	(4)	0	0	0	(4)	0	(4)
Impairment losses	0	15	15	0	0	0	0	0	42	57 [5]
Reversals of impairment losses	0	0	0	0	0	0	0	0	0	0
Transfers	0	0	0	0	0	0	41	41	(35)	6
Exchange rate changes	(33)	0	(33)	(72)	0	0	(12)	(84)	(129)	(246)
Balance as of December 31, 2017	243	439	682	1,321	0	69	718	2,108	2,914	5,704
Carrying amount:
As of December 31, 2016	818	15	833	68	0	5	156	229	3,817	4,879
As of December 31, 2017	719	1	720	43	0	1	183	227	4,110	5,057

[1]The € 815 million were included in general and administrative expenses.

2Of which € 521 million were included in impairment of goodwill and other intangible assets, consisting of impairments of an unamortized trademark intangible asset (€ 6 million) as well as the write-off of the Value of business acquired (VOBA; € 515 million). Furthermore, € 60 million of impairments related to self-developed software, which were recorded in general and administrative expenses.

[3] € 49 million were recorded as reversal of a prior year’s impairment related to the sale of Maher Terminals LLC (NCOU) and are included under impairment of goodwill and other intangible assets.

[4] The € 935 million were included in general and administrative expenses.

5 Of which € 42 million were related to the impairment of self-developed software, recorded in general and administrative expenses, and € 15 million referring to the impairment of a non-amortizing trade-mark intangible asset which is included under impairment of goodwill and other intangible assets.

Amortizing Intangible Assets

In 2017, amortizing other intangible assets increased by a net € 291 million. This was mainly driven by additions to internally generated intangible assets of € 1.4 billion, representing the capitalization of expenses incurred in conjunction with the Group’s development of own-used software. Offsetting were amortization expenses of € 935 million, in particular for the scheduled consumption of capitalized software (€ 897 million). The reassessment of current platform software as well as software under construction led to the impairment of self-developed software (€ 42 million). Furthermore, the strengthening of the Euro accounted for negative exchange rate changes of € 113 million reducing the net book value of amortizing intangible assets.

In 2016, amortizing other intangible assets decreased by a net € 327 million. Main components of this development included increases due to additions to internally generated intangible assets of € 1.5 billion, which represent the capitalization of expenses incurred in conjunction with the Group’s development of own-used software. These were offset by amortization expenses of € 815 million, mostly related to the scheduled asset consumption of self-developed software (€ 679 million), and impairment charges of € 580 million, mainly reflecting the write-off of the value of business acquired (VOBA; € 515 million) as a consequence of the Abbey Life disposal (Deutsche AM). Furthermore, the reassessment of current platform software as well as software under construction, led to the writedown of self-developed software (€ 60 million). In advance of the sale of the NCOU legacy investment in Maher Terminals’ Port Elizabeth operation in the fourth quarter 2016, its reclassification to the held-for-sale category in the third quarter 2016 had led to a net reduction of € 497 million in contract-based and trade name other intangible assets.

During 2015, the main changes in amortizing other intangible assets included additions to internally generated intangible assets of € 1.2 billion, which represent the capitalization of expenses incurred in conjunction with the Group’s activities related to the development of own-used software. On the other hand and as a result of the reassessment of current platform software as well as software under construction, the Group recorded impairments of self-developed software of € 191 million. On April 27, 2015, Deutsche Bank had announced its new strategic roadmap, in which the sale of Postbank was an integral part. The Group’s further updating of its new Strategy constituted a triggering event upon which goodwill and all other non-financial assets included in the former CGU PBC had to be tested for impairment. The valuation performed in the third quarter 2015 on the new strategic plan resulted in an impairment of the former CGU PBC. After allocation of the impairment to fully write-off the former PBC goodwill (€ 2.8 billion), an impairment loss of € 837 million related to other intangible assets within the former CGU PBC was recognized (of which € 834 million related to the Postbank CGU), reflecting the change in strategic intent and the then expected deconsolidation of Postbank. The impairment was based on a fair value less costs of disposal model (Level 3 of the fair value hierarchy). Of that impairment amount, € 427 million related to amortizing intangible assets, mainly comprising write-offs of customer-related intangible assets (€ 397 million), BHW trademark intangibles (€ 16 million) and contract-based intangible assets (€ 14 million). The remainder was allocated to write-off the unamortizing Postbank trademark intangible asset (€ 410 million; see below).

Other intangible assets with finite useful lives are generally amortized over their useful lives based on the straight-line method.

Useful lives of other amortized intangible assets by asset class

Useful lives in years
Internally generated intangible assets:
Software	up to 10
Purchased intangible assets:
Customer-related intangible assets	up to 20
Contract-based intangible assets	up to 8
Other	up to 80

Unamortized Intangible Assets

Within this asset class, the Group recognizes certain contract-based and marketing-related intangible assets, which are deemed to have an indefinite useful life.

In particular, the asset class comprises the below detailed investment management agreements related to retail mutual funds and certain trademarks. Due to the specific nature of these intangible assets, market prices are ordinarily not observable and, therefore, the Group values such assets based on the income approach, using a post-tax DCF-methodology.

Retail investment management agreements: These assets, amounting to € 719 million, relate to the Group’s U.S. retail mutual fund business and are allocated to the Deutsche AM CGU. Retail investment management agreements are contracts that give DWS Investments the exclusive right to manage a variety of mutual funds for a specified period. Since these contracts are easily renewable, the cost of renewal is minimal, and they have a long history of renewal, these agreements are not expected to have a foreseeable limit on the contract period. Therefore, the rights to manage the associated assets under management are expected to generate cash flows for an indefinite period of time. This intangible asset was recorded at fair value based upon a valuation provided by a third party at the date of the Group’s acquisition of Zurich Scudder Investments, Inc. in 2002.

The recoverable amount of the asset of € 719 million was calculated as fair value less costs of disposal using the multi-period excess earnings method and the fair value measurement was categorized as Level 3 in the fair value hierarchy. The key assumptions in determining the fair value less costs of disposal include the asset mix, the flows forecast and the effective fee rate. The discount rates (cost of equity) applied in the calculation were 10.5 % in 2017 and 10.7 % in 2016. The reviews of the valuation for the years 2017, 2016 and 2015 neither resulted in any impairment nor a reversal of prior impairments.

Trademarks: The other unamortized intangible assets had included the Postbank (allocated to CGU Postbank) and the Sal. Oppenheim (allocated to CGU WM) trademarks, which were both acquired in 2010. The Postbank trademark was initially recognized in 2010 at € 382 million. In finalizing the purchase price allocation in 2011, the fair value of the Postbank trademark increased to € 410 million. The Sal. Oppenheim trademark was recognized at € 27 million. Since both trademarks were expected to generate cash flows for an indefinite period of time, they were classified as unamortized intangible assets. Both trademarks were recorded at fair value at the acquisition date, based on third party valuations. The recoverable amounts were calculated as the fair value less costs of disposal of the trademarks based on the income approach using the relief-from-royalty method. Reflecting the change in strategic intent and the expected deconsolidation of Postbank, the Postbank trademark (€ 410 million) was fully written off in the third quarter 2015. Following a review of the valuation model for the Sal. Oppenheim trademark, a write-down of € 6 million was recorded in the fourth quarter 2015. The discontinuation of its use outside the German market led to a further write-down of € 6 million recorded in the fourth quarter 2016. As the Group had announced on October 26, 2017 its intention to integrate the Sal. Oppenheim franchise into Deutsche Bank during 2018 and to no longer maintain the Sal. Oppenheim brand, the book value of the trademark (€ 15 million) was considered impaired and fully written off in the fourth quarter 2017.